SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

1004 S Tejon St Colorado Springs, CO 80903

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Section 5 - Corporate Governance and Management

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, the Registrant held a meeting of the Board of Directors, called by the sole director, Mr. Joseph Cleghorn.

Mr. Cleghorn announced the following officer appointments effective immediately:

(1)	Joseph Cleghorn - Interim President until such time that Mr. Cleghorn meets the Colorado Marijuana Enforcement Division requirements to be a “beneficial owner”, once meeting such requirements, Mr. Cleghorn will become the CEO with board approval.
(2)	Ellis Smith – re-appointed as Interim CEO, as he meets the Colorado Marijuana Enforcement Division requirements, and is currently listed as “beneficial owner”, and will remain appointed until Mr. Cleghorn meets said requirements.
(3)	Shanna Nance - secretary and interim CFO, to last approximately six months.

Mr. Cleghorn also nominated, and the nominees accepted the following appointments as board members effective immediately:

(1)	Todd Nichols – independent director
(2)	Mark Nichols – independent director
(3)	Shanna Nance – director, to coincide with the duration of her temporary appointment as secretary and interim CFO

Todd Nichols, age 52, served as Vice President at Wesley Financial Group LLC from 2018 to 2021, and served on the Board of Directors of Credex Corp. No family relationship exists between Todd Nichols and anyone affiliated with the Registrant.

Mark Nichols, age 71, has served as general manager and CEO of Air Trust HVAC since 2012, and has served on the board of directors of Credex Corp. No family relationship exists between Mark Nichols and anyone affiliated with the Registrant.

Shanna Nance, age 50, already an employee or the Registrant, serves in her current capacity of managing the day to day operations of the retail and grow operations of the Registrant since 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 13, 2024

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Joseph Cleghorn

Joseph Cleghorn

Chief Executive Officer

Principal Executive Officer